United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 26, 2008
UTi Worldwide Inc.
(Exact name of Registrant as Specified in its Charter)
000-31869
(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)
562.552.9400
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
March 26, 2008

Item 2.02.	Results of Operations and Financial Condition
As disclosed under Item 4.02 below, UTi Worldwide Inc., a British Virgin Islands corporation, which we refer to as UTi or the company, determined that the company’s previously issued consolidated financial statements for the fiscal year ended January 31, 2007 (fiscal 2007), and the interim periods contained therein, will need to be restated and should no longer be relied upon. Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference is the company’s condensed consolidated unaudited fiscal 2007 income statement disclosing the adjustments necessary as a result of the restatement disclosed below in Item 4.02.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
(a) On March 26, 2008, the Audit Committee of the company’s Board of Directors, with concurrence of the company’s executive officers, concluded that the company will need to restate its previously issued consolidated financial statements for fiscal 2007, and the interim periods contained therein, and that such financial statements should no longer be relied upon. In addition, the company’s prior earnings and press releases and similar communications should no longer be relied upon to the extent they relate to these financial statements.
Accordingly, the company will restate the financial statements for fiscal 2007 to make the accounting adjustments described in more detail below. The restatement of such financial statements will be reflected in the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2008 (the “Annual Report”). The company intends to file a Form 12b-25 shortly with the Securities and Exchange Commission in connection with its Annual Report, and currently anticipates that the Annual Report, including audited financial statements, will be filed within fifteen calendar days following the prescribed due date of the Annual Report.
Background and Impact of the Restatement
The errors giving rise to the restatement described above result primarily from the incorrect application of Financial Accounting Standards Board (FASB) Opinion No. 5, Accounting for Contingencies, as it relates to tax matters. The company has determined that these errors are not material to previously reported net income in each of the fiscal years ended January 31, 2007, 2006 and 2005 in accordance with the “rollover” method for analyzing such errors as promulgated by Securities and Exchange Commission Staff Accounting Bulletin (SAB) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. However, the company has determined that these errors, together with other errors previously determined to be immaterial individually and in the aggregate, become material to the financial statements for fiscal 2007 and the interim periods contained therein in accordance with the “iron curtain” method promulgated by SAB No. 108.
The company has determined that the impact of the above-mentioned errors on the balance sheet for all previously reported periods is not material. The company also has determined that the impact of such errors on the income statement for all previously reported individual fiscal years is not material. Nevertheless, the company has determined that when such errors are aggregated in accordance with the “iron curtain” method for analyzing such errors under SAB No. 108, they become material with respect to fiscal 2007 and the interim periods contained therein. The aggregate impact of all the adjustments on the company’s earnings per diluted share for fiscal 2007 is a reduction of $0.04.
The Company expects that the adjustments referred to in this Item 4.02 will not materially affect the Company’s current cash position or financial condition. The impact of these matters on the Company’s internal control over financial reporting and disclosure controls and procedures is being evaluated by the Company.
In addition to restating the company’s consolidated financial statements for fiscal 2007 and the interim periods contained therein, UTi will make certain immaterial adjustments to its previously issued financial statements for the fiscal years ended January 31, 2005 (“fiscal 2005”) and 2006 (“fiscal 2006”). These adjustments, which are immaterial individually and in the aggregate, will have the effect of reducing diluted earnings per share for fiscal 2006 by $0.01 and diluted earnings per share for fiscal 2005 by $0.02 and will be reflected in the Annual Report.
Attached hereto as Exhibit 99.1 and incorporated herein is the company’s condensed consolidated unaudited fiscal 2007 income statement disclosing the adjustments necessary as a result of the restatement of the company’s consolidated financial statements for fiscal 2007.
Discussion with Independent Registered Public Accounting Firm
The Audit Committee and the executive officers of the Company have discussed the matters disclosed in this Item 4.02(a) of this Form 8-K with Deloitte & Touche LLP, the company’s independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description

99.1	Condensed Consolidated Unaudited Fiscal 2007 Income Statement Disclosing Adjustments
Safe Harbor Statement
Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, statements regarding the restatement for fiscal 2007, the audit of the company’s financial statements for fiscal 2008 and the timing and impact thereof, and the company’s ability to file its Annual Report within 15 days after the due date. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including adjustments resulting from the completion of the audit of the company’s financial statements for fiscal 2008 and unexpected delays in the preparation of the Annual Report, integration risks associated with acquisitions, the ability to retain customers and management of acquisition targets; a challenging operating environment; increased competition; the impact of higher fuel costs; the effects of changes in foreign exchange rates; changes in the company’s effective tax rates; industry consolidation making it more difficult to compete against larger companies; general economic, political and market conditions, including those in Africa, Asia and Europe; work stoppages or slowdowns or other material interruptions in transportation services; risks of international operations; the success and effects of new strategies; disruptions caused by epidemics, conflicts, wars and terrorism; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in forward-looking statements will be realized in the timeframe anticipated or at all. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. Accordingly, investors are cautioned not to place undue reliance on our forward-looking statements. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: March 27, 2008	By:	/s/ Lawrence R. Samuels
Lawrence R. Samuels
Executive Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Condensed Consolidated Unaudited Fiscal 2007 Income Statement Disclosing Adjustments.